SUBJECT MATTER:  COLLECTIVE WORK CONTRACT

     (stamp depicting an eagle surrounded by the phrase "...free and sovereign state" with the following phrase underneath: Local Group of Conciliation and Arbitration of the state)


PRESIDENT OF THE LOCAL GROUP OF CONCILIATION AND ARBITRATION OF THE STATE.

     APPENDIX TO THIS COLLECTIVE CONTRACT SIGNED BY THE WORKERS UNION OF NORTH AMERICAN SHOE CORPORATION "NASCO" AND NORTH AMERICAN SHOE CORPORATION S.A. DE C.V. FOR ITS REGISTRATION AND INTRUSTMENTATION AND THAT WILL GOVERN THE WORKER COMPANY RELATIONS IN THE KNOWN ADDRESS OF CALLE TRES NUM. 123 FRACCIONAMIENTO BULEBARES, ZACATECAS, ZAC. AND THE PLANT LOCATED AT CARR. FRESNILLO PALTEROS S/N PARQUE INDUSTRIAL, FRESNILLO, ZAC. UNDER THE TERMS SPECIFIED IN ART. 398 AND OTHERS RELATED TO AND APPLICABLE TO THE FEDERAL LABOR LAW.

THUS, TO THIS HONORABLE GROUP I ASK:

ONLY: TO APPROVE AND INTRUST THE COLLECTIVE CONTRACT PREVIOUSLY MENTIONED.


FOR THE EMANCIPATION OF MEXICO
FOR THE EXCUTIVE COMMITTEE OF F.T.Z.
CITIZEN CARLOS PEREZ RICO




















     (stamp depicting an eagle surrounded by the phrase "...free and sovereign state" with the following phrase underneath: Local Group of Conciliation and Arbitration of the state)

     COLLECTIVE CONTRACT SIGNED, ON ONE SIDE BY THE NORTH AMERICAN SHOE CORPORATION "NASCO" WORKER'S UNION, MEMBER OF THE WORKERS FEDERATION OF THE STATE OF ZACATECAS REPRESENTED BY VERONICA VERA RODRIGUEZ, GENERAL SECRETARY AND BY MARIA ESTELA MONREAL FLORES SECRETARY OF LABOR AND BY THE OTHER SIDE "NORTH AMERICAN SHOE CORPORATION", S.A. de C.V. (NASCO FOR ITS INITIALS), REPRESENTED BY MR. CAROL J. KOLOZS FISCHER WITH REFERENCE TO THE FOLLOWING CLAUSES:
----------------------------

DECLARATIONS

     FIRST.- THE COMPANY declares itself to be a Mexican corporation created in accordance with the law of the country on the terms of the corporate constitution passed by the Notary Public Number 195 in Mexico City, according to the deed numbered 21,706 that has as its objective: the manufacture and sale of sports shoes and accessories, among others, and has as its administrative address Calle tres number 123 fracc. Boulevares and the plant which is located at Carr. Fresnillo - Plateros, Km. 2, Parque Industrial, Fresnillo, Zacatecas.

     SECOND.- THE UNION declares itself to be a workers' labor organization legally registered in the Associations Registration at the Ministry of Labor and Social Planning and is represented by its General Secretary Veronica Vera Rodriguez, according to the note given by the Associations Registration Office, whose address is: Calle Cuitlahuac No. 100, Col. Gustavo Diaz Ordaz, Zacatecas, Zacatecas.
     THIRD.- THE UNION declares that it represents the professional interests of the workers who offer their services to THE COMPANY at the plant described in the previous declaration.

     FOURTH.- Both parties declare that they have agreed, in accordance with the terms set forth in Article 390 and other related articles in the Federal Labor Law, to subject their relationship according to the collective contract that contains the following clauses:

                                  C L A U S E S

     1.- Both parties are in agreement that the following abbreviations shall be used throughout the contract, "NORTH AMERICAN SHOE COMPANY S.A. DE C.V." shall be denoted by "THE COMPANY", the NORTH AMERICAN SHOE COMPANY WORKERS UNION "NASCO" shall be referred to as THE UNION and "THE LAW" shall be used to refer to the Federal Labor Law.
     2.- Both parties mutually recognize their jurisdictional rights with all of the legal consequences inherent to said recognition and agree that the present contract shall determine their relationship conferring on THE COMPANY the right to direct and manage all that is not covered by the present contract.

     3.- The present collective contract shall govern the plant pertaining to THE COMPANY which is located in Fresnillo, Zacatecas and shall be in effect for an indefinite period of time, and its revision and extensions of its duration shall be made according to the terms set forth in Articles 399 and 399b of THE LAW.

     4.- The terms of this contract do not include administrative, inspection, security, fiscal staff or persons in the exclusive service of THE COMPANY such as: ADMINISTRATORS, PROXIES, DEPARTMENT HEADS, CASHIERS, ACCOUNTANTS, CONTROLLERS, ADMINISTRATIVE SECRETARIES, OFFICE EMPLOYEES, WAREHOUSE STAFF, SECURITY GUARDS, WAREHOUSE SUPERVISORS, AND NIGHTWATCHMEN, who will not be able to be part of THE UNION in accordance with the terms stipulated in Articles 9 and 11 of THE LAW.

     5.- All new staff shall be hired by THE COMPANY under the condition that said persons shall become affiliated with THE UNION, or may be supplied by THE UNION at the request of THE COMPANY.

     6.- When, under any circumstance a worker leaves THE UNION, THE COMPANY, without any personal responsibility shall be obliged to dismiss him from the position once a written request by THE UNION has been made.

     When a worker decides to terminate the working relationship with THE COMPANY, under the terms set forth in Section I of Art. 53 of THE LAW, he should give a written notification a minimum of 15 days prior to his/her leaving THE COMPANY.

     7.- Given that the plant of THE COMPANY does not have a specific number of positions, if a position should be vacated, THE COMPANY may determine whether to fill it or not, according to the needs at the moment. When full time positions are vacated, a worker with more than one year of service shall be given a full time position. Both parties also agree that THE COMPANY is not obliged to fill all of the positions that are mentioned in the table annexed to this contract, since in this table mention is made only of the salary that the workers in these categories should receive.

     8.- Given the nature of the activities that THE COMPANY carries out, THE COMPANY shall frequently use part time workers who may be contracted to work full time, half time or to substitute another worker, according to what is most convenient and always within the terms set forth in clause 5.

     9.- The maximum length of the day shift shall be 8 hours, the mixed shift shall be seven and a half hours, the night shift shall be seven hours. By petition of the workers and in accordance with Article 59 of THE LAW, THE COMPANY, may schedule the working week during a period of 5 days so as to have a working week of 45 hours, thus enabling the workers to rest on Saturday as well as on Sunday.
     The workers shall offer their services during the hours set by THE COMPANY, according to the needs of the latter. Normal working hours shall be followed, as long as there is not an order by THE COMPANY contrary to the normal working hours, which must be announced in accordance with clause 12.

     10.- The worker must personally register their attendance using the systems that THE COMPANY adopts.

     THE COMPANY agrees that salaries owed shall be distributed on Fridays immediately after the shift has ended. Any adjustments that may be needed because of absences, for working over time, etc. shall be made in the following week, according to each special case.

     11.- The salaries that the workers receive shall be in accordance with the table that is annexed, signed and forms an integral part of this collective contract.

     12.- THE COMPANY may introduce second or third shifts or change the set schedules, if this is convenient and on the condition that sufficient advance notice of the change has been given to THE UNION, so that the workers are obliged to work during the new schedule that is given to them, with the exception of emergencies in which it may change the general schedule or that of any particular worker with a single days' notice.

     The workers shall be obliged to work in any of the shifts designated to them. The workers shall be obliged to work different shifts, according to production needs and the production schedule.

     13.- Overtime paid to the workers shall be one hundred percent more than the regular salary and shall be two hundred percent more than the regular salary when the overtime exceeds nine hours per week, but to be able to work under these conditions, it shall be required of THE COMPANY to give a written request through one of its representatives. If this prerequisite does not exist, then there will be no recognition of any overtime, the worker shall not be obliged to work overtime if he has not been presented with the written authorization.

     14.- The workers shall be obliged to carry out their work, wherever THE COMPANY instructs them to do so. As such, THE COMPANY maintains the right to change workers from one place to another, either to change their activities, position or shift, provided that such changes do not have a negative impact on their salary. The worker shall accept the change, on the understanding that he shall carry out only production functions unless the worker accepts a change of position.

     15.- For every six days of work, the workers shall have one paid day of rest which shall be Sunday, as long as the schedule agreed upon does not change. IT SHOULD BE REITERATED THAT THE MAXIMUM WORKING WEEK SHALL BE SET FORTH ACCORDING TO CLAUSE NINE OF THIS CONTRACT.

     If, for any reason, a worker should be absent for a whole week, he shall receive only the proportional part of the salary for the day off that corresponds to the time the person actually worked. When an obligatory day off falls on the same day as the weekly day off, THE COMPANY is under no obligation to give another day off or to make any additional payment.
     16.- THE COMPANY shall give its workers the following days off with full salary tabulated according to the legal standards: January 1, February 5, March 21, May 1, September 16, November 20, December 25 and December 1 every sixth year when a Presidential Inauguration occurs, and those that are mentioned in section IX of Article 74 of THE LAW. THE COMPANY reserves the right to notify those workers whose services are indispensable on these days and shall pay them twice the normal salary in accordance with Article 75 of THE LAW.

     17.- When the workers carry out work by mandate of THE COMPANY on their day off or on a national holiday, they will receive a salary equivalent to twice the normal rate for the time worked, as well as the salary normally paid for the day off. Time worked on what would have been normal days off or on national holidays is not overtime, since it is not an extension of the working week and is therefore not taken into account on the terms set forth in the second paragraph of Article 68 of THE LAW.

     18.- THE COMPANY is obliged to give its workers the following vacation periods: for one complete year of service, 6 working days; for two years, 9 working days; for 3 years, 11 working days; for the fourth through the eighth years, 13 working days; for the ninth through the thirteenth years, 14 working days.

     THE COMPANY reserves the right to determine the dates on which the worker may take his vacations, according to the needs of the business. This may mean that each worker may take his own vacation period, lock stepped, having groups take the same vacation period or shutting down the plant completely or partially.

     According to THE LAW, the workers shall have the right to a vacation bonus of 25% over and above that which they should receive, which shall be paid along with the amount corresponding to the vacation prior to the date on which this begins.
     19.- The owner is obliged to give new, full time, part time, and, in general, all workers training and development to update and perfect their knowledge, prepare them to occupy a vacancy in the next higher consecutive levels or any other new positions, to improve their skills and abilities at work, in compliance with Chapter II b of the Fourth Title, as well as Articles 132, Section XV, 153 Sections A through X and 391 Sections VII and VIII of THE LAW.

     20.- All the workers are obliged to submit to all of the provisions with respect to recognition, health and safety procedures, the setting forth of laws, rules and regulations, authority, the Internal Working Conditions or THE COMPANY. It is expressly set forth that the workers shall be examined by doctors designated by THE COMPANY, whenever THE COMPANY deems it necessary to check whether or not the workers are suffering from some contagious, incurable illness or if they are suffering from any inability to carry out their work.

     21.- THE COMPANY is obliged to register its employees with the Mexican Social Health Institute. Payment of the quotas shall be made in accordance with the terms set forth in the relevant Law.

     Documents issued by private medical doctors and prescriptions issued by the Mexican Social Health Institute may not be used to justify infirmity. The only document that shall serve for this purpose is the special form issued by the Mexican Social Health Institute for such purposes. Should the worker not wish to use the medical services offered by this institute, the worker shall be obliged to call the Social Institute's medical doctor, and request the issuing of said document in any case.

     22.- In all cases, it is necessary for that THE WORKER to notify THE COMPANY on the same day and during his shift, should THE WORKER need to be absent, whether or not the absence is justified.
     THE COMPANY shall sanction unjustified absences and tardiness, in accordance with clause 27 of this contract.

     23.- In compliance with Article 87 of THE LAW, THE COMPANY shall pay all full time workers a Christmas Bonus equivalent to 15 days of wages on or before December 20 of each year, provided that they have worked the entire year or a quantity proportional to time worked for those that have labored less than one year. Workers with more than one year within the organization as tabulated on December 31 shall receive a Christmas bonus equivalent to 17 days of salary.

     24.- THE COMPANY pledges to discount, at no cost whatsoever, any charges that THE UNION may request in writing. THESE SHALL BE DELIVERED ON THE THIRD WORKING DAY INCLUDING THE PENALTIES IMPOSED ON THE PARTNERS BY THE UNION.

     25.- For the purposes of relations between THE COMPANY and THE UNION, the Delegate of THE UNION shall be one of its members whose appointment and representation have been presented in writing to THE COMPANY and who shall only deal with matters under his representational jurisdiction WITHIN AND OUTSIDE working hours AND HE SHALL BE BOUND TO PROVIDE ALL THE FACILITIES REQUIRED FOR THE CORRECT PERFORMANCE OF THE SECRETARIES THAT MAKE UP THE UNION COMMITTEE IN THE SAME WAY AS FOR ALL THE COMMISSIONS THAT REQUIRE THIS, IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 132 SECTION X OF THE FEDERAL LABOR LAW.

     26.- Any conflicts or difficulties that may arise as a result of the interpretation or application of this contract shall be dealt with by THE COMPANY and the General Secretary of THE UNION, in order to try to reach a friendly agreement, but with both parties free, at any moment, to submit them before the resolution of the competent authorities or to take any actions that may correspond to them in accordance with THE LAW.

     27.- In the event of mishaps by workers that do not warrant cancellation of the contract, THE COMPANY may sanction the worker with up to eight days' suspension, but the worker shall be entitled to present his own defense with the assessment of THE UNION. If THE COMPANY deems that the defense is valid, the sanction imposed on the worker shall be revoked or THE COMPANY shall pay the wages corresponding to the days on which the worker was unduly suspended. If THE COMPANY insists on the sanction, in spite of the defense put forward by THE UNION, the sanction shall be applied with the worker remaining free to claim, before the competent authorities, the wages for the days on which he may be suspended. IF THE WORKER ACCUMULATES TWO MISHAPS WITHIN A PERIOD OF THIRTY DAYS, THE SANCTION SHALL TAKE EFFECT.

     If a worker is responsible for mishaps that, in the opinion of THE COMPANY, warrant his dismissal, THE COMPANY shall dismiss him for his liability, in compliance with the standards and regulations set forth by the FEDERAL LABOR LAW.
     28.- The provisions of Articles 509, 510, 511 and 512 of THE LAW shall be observed for the integration of the Mixed Committee on Health and Safety.

     29.- The provisions of Title 11 of THE LAW, in addition to Chapter III B of the Fourth Title, in particular, with regard to Articles 153 A through 153 X of THE LAW, shall be observed for the functioning and setting up of the Mixed Committee on Training.

     30.- The Mixed Committee for the Distribution of Utilities shall be formed in accordance with the provisions of Title Three, Chapter VIII, Articles 117 through 131 of THE LAW.

     31.- In order to determine how long workers have been working for THE COMPANY, a mixed committee shall be set up to formulate the general service period table, which shall be broken down into categories on the terms described in Article 158 of THE LAW.

     32.- The standards set forth in Article 424 of THE LAW shall be observed for the purposes of forming the Mixed Committee for the Approval and Discussion of the Internal Labor Regulation.
     33.- THE COMPANY agrees to train its workers in order to raise their standard of living and productivity in accordance with the plans and programs formulated by common agreement between THE COMPANY and THE UNION and approved by the Ministry of Labor and Social Planning, in compliance with the provisions of Articles 132, Section XV, 153 subsections A and X and 391 Sections VII and VIII of THE LAW.

     34.- THE COMPANY AGREES that training shall be provided to the workers during working hours, unless, in response to the nature of the services in question, THE COMPANY and workers agree that training may be provided otherwise. This is also the case for a worker wishing to receive training in an activity other than the one he will carry out as part of his work, in which case training shall be provided outside working hours.

                                    35.- The aim of training should be:

a) To update and perfect the skills and knowledge of the worker in his activities, as well as to provide him with information on the application of new technology to his work.

b)       To prepare the worker to take up a vacancy or a newly created post.

c)       To prevent risks at work.

d)       To increase productivity, and

e)       To improve the aptitudes of the worker in general.

     36.- During the time in which a newly recruited worker requires and receives initial training for the tasks he is to carry out, he shall offer his services in accordance with the general conditions of work that are applied by THE COMPANY or whatever is specified to this end in this contract.

     37.- Workers who receive training shall be obliged:

     a) To attend the courses, group sessions and any other activities that may form part of the training process.

     b) To follow the indications provided by the persons giving the training and to comply with the respective programs.

     c) To attend any knowledge assessment examinations that may be required.

     38.- THE COMPANY shall grant a PUNCTUALITY BONUS and an ATTENDANCE BONUS, whose objective is to promote basic commitments such as these from the workers and, in this way, avoid any negative impacts on the development of the normal operations of the company. The PUNCTUALITY BONUS shall be for the sum of TWENTY MEXICAN PESOS AND ZERO CENTS for each monthly period between the first day and the thirty-first day, on the understanding that the closing date shall vary, and the bonus shall be presented on the first Friday of each month and the right to receive it shall be forfeited if there is a delay in the respective period as is indicated in the Internal Labor Regulation.

     The ATTENDANCE BONUS shall be for the sum of TWENTY MEXICAN PESOS AND ZERO CENTS, as indicated in the above paragraph, and the right to receive it shall be forfeited if there are any absences during the respective period. The bonus shall not be lost if THE COMPANY authorizes a permit or license for absence, or also, when the worker presents the certificate of illness issued by the IMSS.

     39.- As a provision of social planning, THE COMPANY shall issue SHOPPING VOUCHERS to its workers, with which they may acquire basic goods for periods of a month, in accordance with the following table:


--------------------------------------------------------------------------------
Workers     employed     for     6     months     to     one     year     $50.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Workers      employed      for      one      to      two      years      $120.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Workers         employed         for         three         years         $160.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Workers          employed         for         four         years         $180.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Workers          employed         for         five         years         $200.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Workers          employed         for         six         years          $220.00
--------------------------------------------------------------------------------

     Workers shall become entitled to the amounts given in the table as from the month following the moment when the worker reaches the period shown above.

     40.- A Mixed Committee for Training shall be set in THE COMPANY consisting of two representatives from THE UNION and two from THE COMPANY. This committee shall be in charge of formulating training plans and programs, inspecting the instrumentation and operation of the system and the procedures introduced with the aim of improving training and it shall also suggest measures aimed at perfecting them, in accordance with the needs of work and of THE COMPANY.

     41.- THE COMPANY pledges to pay THE UNION the agreed amounts for promoting sport and social and cultural activities, following the corresponding receipt. The company pledges to pay any expenses arising from attendance at the Mexican National Council of the Confederation of Workers, if they invite four workers a maximum of once or twice a year.

     42.- THE COMPANY and THE UNION shall each provide ONE THOUSAND MEXICAN PESOS ZERO CENTS towards funerary costs in the event of the death of the parents, children, spouse and common-law spouse of the worker. Also, THE COMPANY shall grant three days' leave on full pay when the bereavement takes place outside the state of Zacatecas and two days' leave if it takes place within the state. Should the relative of more than worker die, this sum shall be paid only to one worker, who shall be the one who has spent the longer period of time at THE COMPANY.

     43.- THE COMPANY shall provide overalls twice a year, in the months of January and July each year, or more often when normal wear and tear as a result of use at work warrants this.
     44.- THE COMPANY, by common agreement with THE UNION, shall provide a transport allowance for workers who, as a result of their address, require large-scale transport.

     45.- This Collective Work Contract shall be signed for an indefinite period of time and shall take effect as from the date specified in it, regardless of the date on which it is presented before the Federal Conciliation and Arbitration Council, and it may be revised in part or in full on the terms set forth by THE LAW, with each part keeping a copy and another being kept by the Federal Conciliation and Arbitration Council for the corresponding legal purposes.

     Both parties agree that this contract shall be revised on the terms of articles 399 and 399 b as from January 1, 2000.

--------------------------------------------------------------------------------
UNION                                                COMPANY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
General Secretary                                    Legal Representative
Veronica Vera Rodriguez                              Carol Juan Kolozs Fischer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Secretary of Labor and Conflicts                     Administrative Manager
Estela Monreal Flores                                Hilda Hernandez Gutierrez
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Organizational Secretary
Isidro Chavez Flores
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Assessor
Carlos Perez Rico
--------------------------------------------------------------------------------

     TABLE OF SALARIES THAT FORM AN INTEGRAL PART OF THE COLLECTIVE WORK CONTRACT SIGNED ON THIS DATE BY THE NORTH AMERICAN WORKERS' UNION SHOE CORPORATION "NASCO" AND "NORTH AMERICA SHOE CORPORATION", S.A. DE C.V.-------------------------------------

--------------------------------------------------------------------------------
               POST                            DAILY SALARY FOR LEGAL DAY'S WORK

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            OPERATOR A                         32.70
--------------------------------------------------------------------------------
            OPERATOR B                         35.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            OPERATOR C                         41.33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
UNION                                           COMPANY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
General Secretary                               Legal Representative
Veronica Vera Rodriguez                         Carol Juan Kolozs Fischer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Secretary of Labor and Conflicts                Administrative Manager
Estela Monreal Flores                           Hilda Hernandez Gutierrez
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Organizational Secretary                         Jaime Marquez Rodriguez
Isidro Chavez Flores                             Assessor
--------------------------------------------------------------------------------

STATE CONCILIATION AND
ARBITRATION COUNCIL

     CAROL JUAN KOLOZS FISCHER, in my capacity as legal representative of "NORTH AMERICAN SHOE CORPORATION", S.A. DE C.V., a capacity that I assume on the terms of the Testimony which I present along with a photocopy so that, following validation and certification, the original may be returned to me, appear and state, with due respect, before you:

     That, with the signing of the collective work contract before the footwear Industry Union of NORTH AMERICAN SHOE CORPORATION "NASCO", which is affiliated to A.F.Z. and the party I represent and which regulates industrial relations at their addresses, for the purposes of the rights of the workers, I recognize the periods of entry indicated in the attachment to this document for any legal purposes that may arise.

                                                     For the declaration,

I SOLEMNLY AK THIS COUNCIL TO:

     ONLY CLAUSE.- Take as precise the dates of entry of each of the workers listed in the attachment and who form part of this document.

                                                     I swear as required.

Lista de NASCO:

--------------------------------------------------------------------------------
Code                                  Name                        Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------